UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2006

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The TLC Shareholders approved a 2nd Amendment to the Amended & Restated Share Option Plan (the "Plan"). The 2nd Amendment increases the number of common shares which may be issued under the Plan from 7,116,000 to 9,116,000 shares.

Other amendments to the Plan also approved were:

The following definition was added to Section 1.4 of the Plan:
"'Non-Executive Director' means any director of the Corporation who is not also an officer or employee of the Corporation or any of its Affiliates"

The Plan is amended to add the following sentence to Section 2.1 of the Plan:
"No Non-Executive Director shall be granted Options under this Share Option Plan to purchase more than 15,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year, and no Non-Executive Chairman shall be granted Options under this Share Option Plan to purchase more than 20,000 Shares (subject to adjustment as provided in Section 3.4) in the aggregate in any calendar year."
Section 2.2 (a)of the Plan regarding the exercise of Options. The Plan formerly allowed five years from date of grant to exercise, the Plan now allows up to ten years to exercise from date of grant.

Item 8.01 Other Events.

On June 22, 2006 TLC Vision Corporation issued two press releases announcing the following:
TLC's Board of Directors has elected Warren Rustand to serve as Chairman of the Board. Mr. Rustand succeeds former Chairman, Elias Vamvakas.

All resolutions proposed at the Annual Shareholder Meeting were voted on and approved by the TLC Shareholders. The resolutions approved were:
– Amended & Restated Share Option Plan: The Amendment increases the number of common shares which may be issued under the Plan from 7,116,000 to 9,116,000 shares. Other revisions to the Plan were approved and are detailed above in Item 1.01
– Election of Directors: All current members of the Board have been re-elected to another one-year term.
– Appointment of Auditors: Ernst & Young LLP have been re-appointed as auditor of TLCVision for 2006.

Item 9.01 Financial Statements and Exhibits.

Complete detials on both press releases issued today are attached as Exhibits 99.1 and 99.2

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

June 23, 2006	By:	/s/ Brian L. Andrew

Name: Brian L. Andrew
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing election of Warren Rustand
99.2	Press Release announcing conclusion of Annual Shareholder Meeting